UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2008
Federal National Mortgage Association
(Exact name of registrant as specified in its charter)
Fannie Mae

Federally chartered corporation	000-50231	52-0883107
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

3900 Wisconsin Avenue, NW
Washington, DC		20016
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 202-752-7000
(Former Name or Former Address, if Changed Since Last Report):
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events.
FILING OF PROXY STATEMENT
On April 4, 2008, Fannie Mae (formally, the Federal National Mortgage Association) filed its proxy statement relating to its 2008 Annual Meeting of Shareholders with the Securities and Exchange Commission (“SEC”). Pursuant to the July 12, 2002 letter to Fannie Mae from the SEC’s Office of the Chief Counsel of the Division of Corporation Finance, Fannie Mae may satisfy the provisions of Form 10-K relating to incorporation of information by reference into Part III of the Form 10-K by filing this current report on Form 8-K. Fannie Mae hereby incorporates by reference into Items 10 through 14, Part III, of its Annual Report on Form 10-K for the year ended December 31, 2007, the portions of its proxy statement contained in Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.
(d)	The exhibit index filed herewith is incorporated herein by reference.
All information contained in Exhibit 99.1 to this report, other than the “Report of the Compensation Committee of the Board of Directors” (the “Compensation Committee Report”), shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934. The Compensation Committee Report furnished as part of Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to Fannie Mae, except to the extent expressly incorporated by reference herein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By	/s/ Beth A. Wilkinson

Beth A. Wilkinson
Executive Vice President and General Counsel
Date: April 4, 2008

EXHIBIT INDEX

Exhibit No.	Title of Exhibit
99.1	Portions of Proxy Statement relating to Fannie Mae’s 2008 Annual Meeting of Shareholders incorporated by reference into Fannie Mae’s Annual Report on Form 10-K for the year ended December 31, 2007.